 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10407

Institutional Portfolio
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,
Date of reporting period: August 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

Schedule of Investments (August 31, 2006)
PRIME CASH RESERVES PORTFOLIO

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.9%
Commercial Paper — 63.2%
	Amstel Funding Corp.:
$25,000,000	5.221% due 11/10/06 (a)(b)	$24,752,569
14,162,000	5.529% due 11/14/06 (a)	14,004,220
45,126,000	5.534% due 11/20/06 (a)	44,582,482
25,000,000	Amsterdam Funding Corp., 5.401% due 12/29/06 (a)	24,562,840
	Anglesea Funding:
50,000,000	5.296% due 9/14/06 (a)	49,904,667
50,976,000	5.355% due 11/13/06 (a)	50,429,183
50,000,000	Atlantis One Funding Corp., 5.403% due 2/7/07 (a)	48,838,417
	Atomium Funding Corp.:
66,000,000	5.310% due 10/2/06 (a)	65,699,920
50,000,000	5.411% due 11/3/06 (a)	49,532,750
60,000,000	Barton Capital Corp., 5.297% due 9/19/06 (a)	59,841,900
50,000,000	Bavaria TRR Corp., 5.413% due 9/1/06 (a)	50,000,000
50,000,000	Bear Stearns Co., 5.393% due 3/1/07 (c)	50,000,000
64,000,000	Beethoven Funding Corp., 5.325% due 10/11/06 (a)	63,624,533
48,750,000	Chariot Funding LLC, 5.334% due 9/20/06 (a)	48,613,635
100,000,000	Chesham Finance LLC, 5.300% due 11/20/06 (c)	99,993,557
	Cheyne Finance LLC:
50,000,000	5.018% due 9/20/06 (a)	49,870,958
50,000,000	5.320% due 3/26/07 (b)(c)	49,994,309
55,000,000	Cobbler Funding LLC, 5.494% due 10/25/06 (a)	54,552,850
50,000,000	Cullinan Finance Corp., 5.518% due 10/12/06 (a)	49,690,792
	Curzon Funding LLC:
50,000,000	5.005% due 9/13/06 (a)	49,918,667
50,000,000	5.004% due 9/15/06 (a)	49,905,111
40,000,000	5.361% due 11/9/06 (a)	39,594,433
50,000,000	East-Fleet Finance LLC, 5.182% due 10/27/06 (a)	49,607,222
40,000,000	Ebury Finance Ltd., 5.162% due 10/19/06 (a)(b)	39,731,733
74,204,000	Eramus Capital Corp., 5.351% due 11/28/06 (a)	73,246,274
50,000,000	Ford Credit Floorplan Motown, Master Owner Trust, Motown Notes, Series 2002-1A, 5.483% due 10/25/06 (a)	49,594,250
	General Electric Capital Corp.:
50,000,000	5.002% due 11/15/06 (a)	49,496,875
60,000,000	5.402% due 2/5/07 (a)	58,623,633
30,312,000	Giro Balanced Funding Corp., 5.259% due 9/5/06 (a)	30,294,520
50,000,000	Giro Funding Corp., 5.424% due 11/8/06 (a)	49,494,722
70,000,000	Grampian Funding LLC, 5.503% due 1/17/07 (a)	68,561,733
	Greyhawk Capital Corp.:
60,000,000	5.334% due 9/7/06 (a)	59,946,900
60,000,000	5.298% due 9/14/06 (a)	59,885,817
	Hannover Funding Co. LLC:
60,000,000	5.306% due 9/12/06 (a)	59,903,200
40,000,000	5.297% due 9/15/06 (a)	39,918,022

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2006 Annual Report	35

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Commercial Paper — 63.2% (continued)
	Indymac Bank FSB:
$150,000,000	5.351% due 9/1/06 (a)	$150,000,000
50,000,000	5.425% due 9/1/06 (a)	50,000,000
	ING America Insurance Holdings:
50,000,000	5.254% due 10/16/06 (a)	49,678,125
50,000,000	5.250% due 10/17/06 (a)	49,671,292
100,000,000	Kaiserplatz Delaware, 5.370% – 5.413% due 11/6/06 (a)	99,024,667
50,000,000	KBC Financial Products International, 5.278% due 12/5/06 (a)	49,321,806
60,000,000	Kestrel Funding PLC, 5.333% due 10/16/06 (a)	59,604,000
	Lake Constance Funding LLC:
55,000,000	5.505% due 12/12/06 (a)	54,160,058
40,500,000	5.426% due 2/15/07 (a)	39,508,020
50,000,000	Mica Funding LLC, 5.277% due 9/15/06 (a)	49,897,722
	Morrigan TRR LLC:
50,000,000	5.454% due 10/2/06 (a)	49,767,500
60,000,000	5.477% due 2/28/07 (a)	58,401,000
	Natexis Banques Populaires U.S.:
50,000,000	5.109% due 9/19/06 (a)	49,875,000
50,000,000	5.178% due 10/27/06 (a)	49,607,611
50,000,000	4.999% due 11/17/06 (a)	49,484,528
	New Center Asset Trust:
40,000,000	5.180% due 9/25/06 (a)	39,864,800
50,000,000	5.252% due 10/2/06 (a)	49,777,833
50,000,000	5.307% due 10/31/06 (a)	49,561,667
50,250,000	Newport Funding Corp., 5.509% due 11/3/06 (a)	49,774,258
50,000,000	Nieuw Amsterdam Receivables, 5.354% due 9/20/06 (a)	49,859,611
25,500,000	Nordea North America Inc., 5.139% due 10/2/06 (a)	25,389,769
50,000,000	Orion Financial LLC, 5.500% due 12/15/06 (a)	49,219,792
50,000,000	Paradigm Funding LLC, 5.304% due 9/29/06 (a)	49,794,667
	Perry Global Funding LLC:
60,000,000	5.267% due 9/5/06 (a)	59,965,333
50,000,000	5.002% due 9/11/06 (a)	49,932,222
50,000,000	5.230% due 11/7/06 (a)	49,525,417
	Polonius Inc.:
51,445,000	5.302% due 9/6/06 (a)	51,407,274
45,450,000	5.170% due 9/25/06 (a)	45,296,682
100,000,000	Premier Asset Collateralized LLC, 5.335% due 5/15/07 (b)(c)	100,000,000
	Saint Germain Holdings Inc.:
50,000,000	4.488% due 11/13/06 (a)	49,549,193
60,000,000	5.361% due 11/14/06 (a)	59,347,567
60,000,000	Sheffield Receivables Corp., 5.330% due 9/15/06 (a)	59,876,333
50,000,000	Solitaire Funding LLC, 5.025% due 9/21/06 (a)	49,863,889
45,000,000	Spintab AB, 5.362% due 11/10/06 (a)	44,537,125
60,000,000	Stadshypotek Delaware, 5.329% due 11/27/06 (a)	59,237,300
49,000,000	Stanfield Victoria Finance Ltd., 5.114% due 9/27/06 (a)	48,823,409
100,000,000	Tango Finance Corp., 5.323% due 6/21/07	99,991,973

See Notes to Financial Statements.

36	Prime Cash Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Commercial Paper — 63.2% (continued)
	Tasman Funding Inc.:
$70,000,000	5.291% due 9/25/06 (a)	$69,754,067
65,466,000	5.292% due 9/28/06 (a)	65,207,246
113,520,000	Ticonderoga Funding LLC, 5.299% due 9/29/06 (a)	113,054,253
50,000,000	Toyota Motor Car Co., 5.181% due 10/24/06 (a)	49,628,264
60,447,000	Victory Receivable Corp., 5.302% due 9/6/06 (a)	60,402,672
50,000,000	Westpac Banking Corp., 5.362% due 11/14/06 (a)	49,456,306
35,000,000	Windmill Funding Corp., 5.401% due 12/29/06 (a)	34,387,977
57,645,000	Yorktown Capital LLC, 5.283% due 9/14/06 (a)	57,535,298

	Total Commercial Paper	4,374,236,220

Liquidity Notes — 13.1%
	Albis Capital Corp.:
75,000,000	5.320% due 9/7/06 (a)	74,934,375
30,000,000	5.347% due 10/16/06 (a)	29,801,250
43,600,000	5.398% due 10/23/06 (a)	43,263,069
230,000,000	Fenway Funding LLC, 5.001%-, 5.314% due 9/5/06 (a)	229,864,300
50,000,000	Foxboro Funding Ltd., 5.328% due 9/20/06 (a)	49,860,139
130,000,000	KKR Atlantic Funding Trust, 5.322% due 9/27/06 (a)	129,502,389
	Mint Li LLC:
130,000,000	5.337% due 9/20/06 (a)	129,634,989
60,000,000	5.352% due 10/10/06 (a)	59,654,200
50,000,000	Mitten GMAC Mortgage Corp., 5.329% due 9/18/06 (a)	49,874,625
	Park Granada LLC:
59,634,000	5.293% due 9/29/06 (a)	59,389,567
50,000,000	5.482% due 12/29/06 (a)	49,114,111

	Total Liquidity Notes	904,893,014

Master Note — 1.4%
100,000,000	Morgan Stanley Master Note, 5.513% due 9/1/06	100,000,000

Medium-Term Notes — 9.2%
50,000,000	Carrera Capital Financial Ltd., 5.355% due 10/30/06 (a)	49,566,514
	Harrier Finance Funding LLC:
46,000,000	5.330% due 1/22/07 (b)(c)	45,997,060
50,000,000	5.514% due 9/27/06 (a)	49,803,556
100,000,000	K2 USA LLC, Medium-Term Notes, 5.325% due 8/15/07 (b)(c)	99,990,466
	Sigma Finance Inc.:
60,000,000	5.320% due 11/16/06 (b)(c)	60,000,000
50,000,000	5.502% due 11/6/06 (a)	49,505,000
	Stanfield Victoria Finance Ltd.:
50,000,000	5.320% due 12/4/06 (b)(c)	49,997,155
100,000,000	Medium-Term Note, 5.320% due 5/15/07 (b)(c)	99,989,565
	Whistlejacket Capital Ltd.:
30,000,000	5.320% due 6/12/07 (b)(c)	29,995,425
50,000,000	5.315% due 7/25/07 (b)(c)	49,991,041
50,000,000	White Pine Finance LLC, Medium-Term Notes, 5.310% due 4/3/07 (b)(c)	49,994,225

	Total Medium-Term Notes	634,830,007

Promissory Note — 1.1%
75,000,000	Goldman Sachs Group LP, 5.430% due 12/19/06 (c)	75,000,000

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2006 Annual Report	37

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Time Deposit— 6.0%
$ 414,813,000	Wells Fargo Bank Grand Cayman, 5.313% due 9/1/06	$414,813,000

Certificates of Deposit (Yankee) — 5.9%
310,000,000	Branch Banking & Trust Grand, 5.313% due 9/1/06	310,000,000
100,000,000	Calyon NY, 5.075% due 12/13/06	99,938,163

	Total Certificates of Deposit (Yankee)	409,938,163

	TOTAL INVESTMENTS — 99.9% (Cost — $6,913,710,404#)	6,913,710,404
	Other Assets in Excess of Liabilities — 0.1%	6,829,330

	TOTAL NET ASSETS — 100.0%	$6,920,539,734

(a)	Rate shown represents yield-to-maturity.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

38	Prime Cash Reserves Portfolio 2006 Annual Report

    Prime Cash Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at amortized cost	$6,913,710,404
Cash	293
Interest receivable	7,546,347

Total Assets	6,921,257,044

LIABILITIES:
Investment management fee payable	487,524
Trustees’ fees payable	152,653
Accrued expenses	77,133

Total Liabilities	717,310

Total Net Assets	$6,920,539,734

REPRESENTED BY:
Paid-in capital	$6,920,539,734

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2006 Annual Report	39

    Prime Cash Reserves Portfolio

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest (Note 1)	$273,380,958

EXPENSES:
Investment management fee (Note 2)	5,976,083
Custody fees	535,080
Legal fees	119,962
Trustees’ fees	100,889
Audit and tax	23,233
Miscellaneous expenses	7,409

Total Expenses	6,762,656
Less: Fee waivers and/or expense reimbursements (Note 2)	(923,035)
Fees paid indirectly (Note 1)	(4,318)

Net Expenses	5,835,303

Net Investment Income	267,545,655

Net Realized Loss on Investments	(42,465)

Increase in Net Assets From Operations	$267,503,190

See Notes to Financial Statements.

40	Prime Cash Reserves Portfolio 2006 Annual Report

Prime Cash Reserves Portfolio
Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$267,545,655	$142,727,303
Net realized loss	(42,465)	(17,009)

Increase in Net Assets From Operations	267,503,190	142,710,294

CAPITAL TRANSACTIONS:
Proceeds from contributions	28,986,057,153	25,710,312,195
Value of withdrawals	(27,539,527,749)	(25,168,907,568)

Increase in Net Assets From Capital Transactions	1,446,529,404	541,404,627

Increase in Net Assets	1,714,032,594	684,114,921

NET ASSETS:
Beginning of year	5,206,507,140	4,522,392,219

End of year	$6,920,539,734	$5,206,507,140

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2006 Annual Report	41

Prime Cash Reserves Portfolio
Financial Highlights
For the years ended August 31, unless otherwise noted:

	2006	2005	2004	2003	2002(1)

Net Assets, End of Year (millions)	$6,921	$5,207	$4,522	$2,686	$1,226

Total Return(2)	4.57%	2.54%	1.07%	1.33%	2.08%

Ratios to Average Net Assets:

Gross expenses	0.11%	0.12%	0.13%	0.19%	0.20	%(3)
Net expenses(5)(6)	0.10 (4)	0.10 (4)	0.10 (4)	0.11	0.15	(3)
Net investment income	4.49	2.53	1.08	1.27	1.77	(3)

(1)	For the period June 3, 2002 (commencement of operations) to August 31, 2002.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.10%.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

42	Prime Cash Reserves Portfolio 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Prime Cash Reserves Portfolio (the “Portfolio”) is a separate diversified series of Institutional Portfolio (the “Trust”). The Trust is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2006, all investors in the Portfolio were funds advised by the manager of the fund or its affiliates.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

          (c) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason Inc. (“Legg Mason”). As a result, the Portfolio’s then investment manager, Citi Fund Management Inc, (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s then existing investment management

Prime Cash Reserves Portfolio 2006 Annual Report	43

Notes to Financial Statements (continued)

contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and CFM, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Prior to the Legg Mason transaction, the Portfolio paid CFM an investment management fee calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Under a new investment management agreement, which became effective December 27, 2005, the Portfolio paid CFM an investment management fee calculated daily and paid monthly at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Portfolio. The Portfolio’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Portfolio.

          During the year ended August 31, 2006, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA waived a portion of their fees in the amount of $923,035.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Portfolio from Legg Mason or its affiliates.

          Certain of the officers and one Trustee of the Portfolio are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting on June 2006, the Portfolio’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement to commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Portfolio) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the portfolio’s allocable share of benefits under this amendment are $147,979.

44	Prime Cash Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

          Under the previous Retirement Plan (the “Plan”), all Trustees, who were not “interested persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Portfolio or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan were paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at August 31, 2006, for federal income tax purposes, amounted to $6,913,710,404.

4.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any

Prime Cash Reserves Portfolio 2006 Annual Report	45

Notes to Financial Statements (continued)

wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

5.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described as in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

46	Prime Cash Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Portfolio’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

6.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Portfolio.

7.	Additional Investor Information

The Portfolio’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking investor approval for those initiatives where investor approval is required. As a result, Portfolio investors will be asked to elect a new Board, approve matters that will result in the Portfolio being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Portfolio as a Maryland business trust, with all funds operating under uniform charter documents. Portfolio investors also will be asked to approve investment matters, including standardized fundamental investment policies.

          Materials describing these matters are expected to be sent to investors later in 2006. If investor approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

8.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more

Prime Cash Reserves Portfolio 2006 Annual Report	47

Notes to Financial Statements (continued)

than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Portfolio is currently evaluating the impact that FIN 48 will have on the financial statements.

*  *  *

          On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

48	Prime Cash Reserves Portfolio 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Institutional Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Cash Reserves Portfolio, a series of Institutional Portfolio as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from June 3, 2002 (commencement of operation) to August 31, 2002. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Reserves Portfolio, as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended and the period from June 3, 2002 (commencement of operation) to August 31, 2002, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

Prime Cash Reserves Portfolio 2006 Annual Report	49

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub- investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Portfolio and the Manager. The Portfolio’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Portfolio’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Portfolio, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Portfolio. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Portfolio Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Portfolio as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within the performance information presented for each fund investing in the Portfolio. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the

50	Prime Cash Reserves Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Portfolio to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Portfolio’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waivers and/or expense reimbursements arrangements currently in place. Additionally, the Board Members received and considered information comparing the Portfolio’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Portfolio, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Portfolio’s management fee and the Portfolio’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Portfolio under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Portfolio, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Portfolio and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Portfolio’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Portfolio’s previous management agreement except for the identity of the

Prime Cash Reserves Portfolio	51

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

52	Prime Cash Reserves Portfolio

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Prime Cash Reserves Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees of Institutional Portfolio (the “Trust”). Information pertaining to the Trustees and officers of the Trust is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (since 2003)

Prime Cash Reserves Portfolio	53

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (from 1987 to 2001)	37	None

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

54	Prime Cash Reserves Portfolio

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in Fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

Prime Cash Reserves Portfolio	55

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	37	None

Officers: Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board, Trustee, or Director of 167 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	167	Trustee Consulting Group Capital Markets Fund

Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason
Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

56	Prime Cash Reserves Portfolio

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason and Co., LLC (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002- 2005); Prior to 2002, Managing Director–Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly Assistant Controller (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Prime Cash Reserves Portfolio	57

Schedule of Investments (August 31, 2006)

INSTITUTIONAL ENHANCED PORTFOLIO

Face Amount	Security	Value

Asset-Backed Securities — 19.7%
$1,763,160	ACE Securities Corp., Series 2006-ASL1, Class A, 5.525% due 9/25/06 (a)	$1,763,160
759,005	Aegis Asset-Backed Securities Trust, Series 2004-5, Class 1A2, 5.664% due 9/25/06 (a)	759,778
1,211,764	Argent Securities Inc., Series 2006-W4, Class A2A, 5.384% due 9/25/06 (a)	1,211,764
2,000,000	Bayview Financial Acquisition Trust, Series 2003-G, Class A1, 5.928% due 9/28/06 (a)	2,002,706
1,017,404	CNH Equipment Trust, Series 2005-A, Class A2, 3.640% due 10/15/06	1,017,042
1,836,735	Countrywide Home Equity Loan Trust, Series 2002-B, Class A1, 5.580% due 9/15/06 (a)	1,837,693
2,100,000	Drivetime Auto Owner Trust, Series 2006-A, Class A2, 5.420% due 6/15/07 (a) (b)	2,100,657
1,814,557	First Franklin Mortgage Loan Asset Backed Certificates, 5.724% due 9/25/06 (a)	1,818,735
1,000,000	GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A, 5.534% due 9/25/06 (a)	1,001,325
	GSAMP Trust: (a)
1,101,138	Series 2006-S2, Class A2, 5.424% due 9/25/06	1,101,138
1,162,125	Series 2006-S3, Class A1, 6.085% due 9/25/06	1,160,582
2,661,221	Series 2006-SEA1, Class A, 5.624% due 9/25/06 (b)	2,661,221
1,063,636	Indymac Home Equity Loan Asset-Backed Trust, Series 2006-H1, Class A, 5.494% due 9/25/06 (a)	1,063,636
	Lehman XS Trust: (a)
1,602,998	Series 2005-2, Class 2A1A, 5.474% due 9/25/06	1,602,844
2,878,731	Series 2006-9, Class A2, 5.574% due 9/25/06	2,877,006
2,860,210	Series 2006-10N, Class 2A2, 5.424% due 9/25/06	2,860,210
968,513	Series 2006-4N, Class A2A, 5.544% due 9/25/06	969,237
397,740	Novastar Home Equity Loan, Series 2003-2, Class A1, 5.629% due 9/25/06 (a)	397,739
2,770,156	RAAC Series, Series 2006-RP2, Class A, 5.574% due 9/25/06 (a)(b)	2,770,156
190,143	Residential Asset Securities Corp., Series 2003-KS1, Class A2, 5.694% due 9/25/06 (a)	190,560
	SACO I Trust: (a)
2,076,622	Series 2005-08, Class A1, 5.604% due 9/25/06	2,076,622
2,140,301	Series 2005-WM2, Class A1, 5.604% due 9/25/06	2,140,301
1,952,444	Series 2006-5, Class 1A, 5.474% due 9/25/06	1,952,444
1,642,492	Series 2006-7, Class A1, 5.515% due 9/25/06	1,642,492
238,351	Specialty Underwriting & Residential Finance, Series 2003-BC3, Class A, 5.674% due 9/25/06 (a)	238,350
1,183,065	Truman Capital Mortgage Loan Trust, Series 2005-1, Class A, 5.754% due 9/25/06 (a)(b)	1,186,587

	Total Asset-Backed Securities	40,403,985

Collateralized Mortgage Obligations — 23.4%
	American Home Mortgage Assets:
3,004,567	Series 2006-3, Class 3A12, 5.590% due 9/25/06 (a)	3,003,882
2,700,000	Series 2006-4, Class 1A12, 5.534% due 9/25/06 (a)	2,700,000
1,061,919	American Home Mortgage Investment Trust, Series 2005-2, Class 5A2, 5.474% due 9/25/06 (a)	1,061,919
1,988,301	Banc of America Mortgage Securities, Series 2003-1, Class 1A5, 5.750% due 9/25/06 (a)	1,981,947

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2006 Annual Report	29

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Collateralized Mortgage Obligations — 23.4% (continued)
	Countrywide Alternative Loan Trust:
$289,649	Series 2004-J13, Class 1A1, 5.624% due 9/25/06 (a)	$289,649
1,745,555	Series 2005-24, Class 4A1, 5.555% due 9/20/06 (a)	1,747,651
1,095,157	Series 2006-0A1, Class 1A1, 5.535% due 9/20/06 (a)	1,095,323
1,113,306	Series 2006-0A1, Class 2A1, 5.535% due 9/20/06 (a)	1,113,475
1,051,405	Series 2006-0A2, Class A5, 5.555% due 9/20/06 (a)	1,051,564
2,962,418	Series 2006-0A11, Class A4, 5.514% due 9/25/06 (a)	2,962,418
2,700,000	Harborview Mortgage Loan Trust, Series 2006-7, Class 2A1A, 5.525% due 9/19/06 (a)	2,700,000
2,639,106	Impac Secured Assets Corp., Series 2005-2, Class A1, 5.644% due 9/25/06 (a)	2,644,653
	Indymac Index Mortgage Loan Trust: (a)
2,178,065	Series 2005-AR2, Class 2A2A, 5.664% due 9/25/06	2,182,961
1,058,750	Series 2005-AR10, Class A1, 5.584% due 9/25/06	1,060,314
	Residential Accredit Loans Inc.: (a)
1,958,594	Series 2003-QA1, Class A1, 5.664% due 9/25/06	1,961,369
870,243	Series 2005-Q03, Class A1, 5.724% due 9/25/06	873,483
2,496,610	Series 2006-Q05, Class 3A1, 5.394% due 9/25/06	2,496,610
828,891	Residential Funding Mortgage Securities II Inc., Series 2006-HI1, Class A1, 5.434% due 9/25/06 (a)	828,891
1,812,479	Structured Asset Mortgage Investments Inc., Series 2003-AR2, Class A1, 5.695% due 9/19/06 (a)	1,812,913
	Thornburg Mortgage Securities Trust: (a)
2,654,122	Series 2005-2, Class A2,5.554% due 9/25/06	2,657,963
2,980,907	Series 2005-3, Class A4, 5.594% due 9/25/06	2,986,231
2,945,722	Series 2006-3, Class A2, 5.429% due 9/25/06	2,945,722
	Washington Mutual Inc.: (a)
2,472,562	Series 2005-AR8, Class 2A1A, 5.614% due 9/25/06	2,476,993
1,429,094	Series 2005-AR13, Class A1A1, 5.614% due 9/25/06	1,432,315
1,094,022	Series 2005-AR15, Class A1A1, 5.584% due 9/25/06	1,096,750
989,111	WMALT Mortgage Pass-Through Certificates, Series 2006-AR1, Class A1A, 5.574% due 9/25/06 (a)	991,069

	Total Collateralized Mortgage Obligations	48,156,065

Commercial Paper (c) — 109.0%
	Albis Capital Corp.:
5,000,000	5.577% due 10/11/06	4,965,401
5,000,000	5.398% due 10/23/06	4,965,402
18,449,000	Arlington Funding Co. LLC, 5.329% due 9/12/06	18,419,010
5,000,000	Aspen Funding Corp., 5.218% due 10/4/06 (b)	4,976,580
10,000,000	Cairn High Grade I LLC, 5.324% due 9/21/06	9,970,556
22,500,000	Carmel Mountain Funding Trust, 5.341% due 9/28/06	22,410,225
	Carrera Capital Financial Ltd.:
5,000,000	5.468% due 10/4/06	4,975,250
10,000,000	5.401% due 2/27/07	9,738,461
5,000,000	Chesham Finance LLC, 5.182% due 10/16/06 (b)	4,968,440
5,000,000	Cheyne Finance LLC, 5.173% due 10/12/06 (b)	4,971,300

See Notes to Financial Statements.

30	Institutional Enhanced Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Commercial Paper (c) — 109.0% (continued)
$4,000,000	Crown Point Capital Co., 5.552% due 1/12/07	$3,920,440
5,000,000	Cullinan Finance Corp., 5.288% due 11/22/06 (b)	4,938,300
5,000,000	Ebury Finance LLC, 5.236% due 11/16/06 (b)	4,943,350
2,764,000	Fenway Funding LLC, 5.351% due 9/1/06	2,764,000
5,000,000	Ford Credit Floorplan, 5.504% due 10/10/06	4,960,492
5,000,000	Ford Credit Floorplan Motown, Master Owner Trust, Motown Notes, Series 2002-1A, 5.382% due 11/7/06	4,960,493
5,000,000	Halkin Finance LLC, 5.341% due 9/5/06	4,997,045
20,000,000	KKR Atlantic Funding Trust, 5.341% due 9/27/06	19,923,156
4,000,000	Mica Funding LLC, 5.351% due 9/5/06	3,997,632
25,000,000	Mint Li LLC Sec., 5.337% due 9/22/06	24,922,417
20,000,000	Mitten GMAC Mortgage Corp., 5.329% due 9/12/06	19,967,489
8,500,000	Monument Gardens Funding Corp., 5.421% due 9/1/06	8,500,000
10,000,000	Morrigan TRR Funding LLC, 5.330% due 9/15/06	9,979,350
5,000,000	Ormond Quay Funding LLC, 5.364% due 9/7/06	4,995,550
5,000,000	Perry Global Funding LLC, 5.292% due 11/10/06	4,948,150
5,000,000	United Parcel Services America Inc., 5.542% due 7/30/07	4,753,300

	Total Commercial Paper	223,831,789

U.S. Government Agencies — 4.0%
	Federal Home Loan Bank (FHLB):
1,365,000	3.200% due 11/29/06	1,357,791
1,000,000	Series 3, 3.500% due 1/18/07	993,035
5,000,000	Federal Home Loan Mortgage Corp. (FHLMC), 4.050% due 6/28/07	4,950,395
928,007	Federal National Mortgage Association (FNMA), Series 2002-W7, Class A6, 5.584% due 9/25/06 (a)	949,608

	Total U.S. Government Agencies	8,250,829

	TOTAL INVESTMENTS — 156.1% (Cost — $320,715,437#)	320,642,668
	Liabilities in Excess of Other Assets — (56.1)%	(115,260,959)

	TOTAL NET ASSETS — 100.0%	$205,381,709

(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Rate shown represents yield to maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2006 Annual Report	31

Institutional Enhanced Portfolio

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at value (Cost — $320,715,437)	$320,642,668
Interest receivable	175,540

Total Assets	320,818,208

LIABILITIES:
Payable for securities purchased	115,380,757
Investment management fee payable	8,068
Trustees’ fees payable	1,000
Due to custodian	129
Accrued expenses	46,545

Total Liabilities	115,436,499

Total Net Assets	$205,381,709

REPRESENTED BY:
Paid-in capital	$205,381,709

See Notes to Financial Statements.

32	Institutional Enhanced Portfolio 2006 Annual Report

Institutional Enhanced Portfolio

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest (Note 1)	$14,251,489

EXPENSES:
Investment management fee (Note 2)	328,272
Legal fees	51,918
Custody fees	29,322
Audit and tax	21,233
Trustees’ fees	12,581
Shareholder reports	3,445
Miscellaneous expenses	6,994

Total Expenses	453,765
Less: Fee waivers and/or expense reimbursements (Note 2)	(295,505)
Fees paid indirectly (Note 1)	(43)

Net Expenses	158,217

Net Investment Income	14,093,272

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(1,055,683)
Change in Net Unrealized Appreciation/Depreciation From Investments	218,116

Net Loss on Investments	(837,567)

Increase in Net Assets From Operations	$13,255,705

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2006 Annual Report	33

Institutional Enhanced Portfolio

Statements of Changes in Net Assets (for the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$14,093,272	$6,020,106
Net realized gain (loss)	(1,055,683)	1,688
Change in net unrealized appreciation/depreciation	218,116	(291,313)

Increase in Net Assets From Operations	13,255,705	5,730,481

CAPITAL TRANSACTIONS:
Proceeds from contributions	551,485,782	709,007,887
Value of withdrawals	(929,400,987)	(148,692,792)

Increase (Decrease) in Net Assets From Capital Transactions	(377,915,205)	560,315,095

Increase (Decrease) in Net Assets	(364,659,500)	566,045,576
NET ASSETS:
Beginning of year	570,041,209	3,995,633

End of year	$205,381,709	$570,041,209

See Notes to Financial Statements.

34	Institutional Enhanced Portfolio 2006 Annual Report

Institutional Enhanced Portfolio

Financial Highlights
For the years ended August 31, unless otherwise noted:

	2006	2005	2004	2003	(1)

Net Assets, End of Year (000s)	$205,382	$570,041	$3,996	$12,928

Total Return(2)	4.07%	2.76%	1.32%	0.69%

Ratios to Average Net Assets:
Gross expenses	0.14%	0.17%	1.15%	1.03	%(3)
Net expenses(5)(6)	0.05 (4)	0.05 (4)	0.10	0.10	(3)
Net investment income	4.30	3.23	1.18	1.28	(3)

Portfolio Turnover Rate	208%	124%	56%	228%

(1)	For the period March 11, 2003 (commencement of operations) to August 31, 2003.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.05%.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2006 Annual Report	35

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Institutional Enhanced Portfolio (the “Portfolio”), is a separate diversified series of Institutional Portfolio (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2006, all investors in the Portfolio were funds advised by the manager of the fund and/or its affiliates.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Short-term obligation instruments with less than 60 days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. Debt securities are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

          (c) Income Taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction to expenses on the Statement of Operations.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an

36	Institutional Enhanced Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and CFM, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Prior to the Legg Mason transaction, the Portfolio paid CFM an investment management fee calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Under a new investment management agreement, which became effective December 27, 2005, the Portfolio paid CFM an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Portfolio. The Portfolio’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Portfolio.

          During the year ended August 31, 2006, the Portfolio had a voluntary expense limitation in place of 0.05% of the Portfolio’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived a portion of their fees in the amount of $295,505.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Portfolio from Legg Mason or its affiliates.

          Certain of the officers and one Trustee of the Portfolio are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June 2006 the Portfolio’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Portfolio) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Portfolio’s allocable share of benefits under this amendment are $6,228.

Institutional Enhanced Portfolio 2006 Annual Report	37

Notes to Financial Statements (continued)

          Under the previous Retirement Plan (the “Plan”), all Trustees, who were not “interested persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustees attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Portfolio or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan were paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Investments

At August 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,330
Gross unrealized depreciation	(93,099)

Net unrealized depreciation	$(72,769)

4.	Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at August 31, 2006, for federal income tax purposes, amounted to $320,715,437.

5.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that

38	Institutional Enhanced Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Portfolio’s Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Ciigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

6.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages,

Institutional Enhanced Portfolio 2006 Annual Report	39

Notes to Financial Statements (continued)

removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Portfolio’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Portfolio.

8.	Additional Investor Information

The Portfolio’s Board approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking investor approval for those initiatives where investor approval is required. As a result, Portfolio investors will be asked to elect a new Board, approve matters that will result in the Portfolio being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Portfolio as a Maryland business trust, with all funds operating under uniform charter documents. Portfolio investors also will be asked to approve investment matters, including standardized fundamental investment policies.

          Materials describing these matters are expected to be sent to investors later in 2006. If investor approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

40	Institutional Enhanced Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Institutional Enhanced Portfolio 2006 Annual Report	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Institutional Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Institutional Enhanced Portfolio, a series of Institutional Portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from March 11, 2003 (commencement of operations) to August 31, 2003. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Institutional Enhanced Portfolio as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from March 11, 2003 (commencement of operations) to August 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

42	Institutional Enhanced Portfolio 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Portfolio and the Manager. The Portfolio’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Portfolio’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Portfolio, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Portfolio. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board Members noted that the portfolio management team was expected to be the same as then managing the Portfolio.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Portfolio as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within the performance information presented for each fund investing in the Portfolio. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Portfolio to the funds included in the Performance Universe. The Board Members noted that they had

Institutional Enhanced Portfolio	43

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

received and discussed with management, at periodic intervals, information comparing the Portfolio’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager including the fee waiver and/or expense reimbursements arrangements currently in place. Additionally, the Board Members received and considered information comparing the Portfolio’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Portfolio, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Portfolio’s management fee and the Portfolio’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Portfolio under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Portfolio, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Portfolio and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received, factors that had been identified and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Portfolio’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Portfolio’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, includ-

44	Institutional Enhanced Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

ing a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Institutional Enhanced Portfolio	45

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Institutional Enhanced Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees of Institutional Portfolio (the “Trust”). Information pertaining to the Trustees and officers of the Trust is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting), (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001; consultant since 1999); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken Legg Mason American 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Tempe-Inland (forest products) (since 2003); Director, Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); former Director, Valcro Energy (petroleum refining) (Since 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002-2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	37	None

CitiSM Institutional Enhanced Portfolio	46

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (maufacturing) (1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

47	CitiSM Institutional Enhanced Portfolio

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees: Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to (2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor Finance, University of Houston (1977 to 2006)	37	None

Interested Trustee: R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board, Trustee, or Director of 167 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	167	Trustee Consulting Group Capital Markets Fund

CitiSM Institutional Enhanced Portfolio	48

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason.	N/A	N/A
	Controller	2002- 2004	Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

49	CitiSM Institutional Enhanced Portfolio

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM Institutional Enhanced Portfolio	50

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Mr. Stephen Randolph Gross, the
Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction
2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated
Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2005 and
August 31, 2006 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,000 in 2005 and $38,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Institutional Portfolio (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.
Accordingly, there were no such fees that required pre-approval by the Audit Committee for the
Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,400 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting
Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Institutional Portfolio

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney
Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Institutional Portfolio requiring pre-
approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule
2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon
Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the
Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the
Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the
Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii)
legal services and expert services unrelated to the audit; and (ix) any other service the Public
Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i)
the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Institutional Portfolio, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Institutional Portfolio and
CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Institutional Portfolio during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled
“additional information” and $75,000 for 2005.

(h) Yes. Institutional Portfolio’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Institutional Portfolio or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of
1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Institutional Portfolio

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Institutional Portfolio

Date:	November 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Institutional Portfolio

Date:	November 9, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Institutional Portfolio

Date:	November 9, 2006